UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 12, 2007 (September 12, 2007)
THERMOGENESIS CORP.
(Exact name of registrant as specified in its charter)

Delaware	333-82900	94-3018487

(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation or organization)
2711 Citrus Road
Rancho Cordova, California 95742
(Address and telephone number of principal executive offices) (Zip Code)
(916) 858-5100
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EXHIBIT 99.1

Section 2-Financial Information
Item 2.02 Results of Operations and Financial Condition
     Item 2. Results of Operations and Financial Condition on September 12, 2007, ThermoGenesis Corp. issued a press release announcing its results of operations and financial condition for the quarter and year ended June 30, 2007. The full text of the press release is set forth in Exhibit 99.1 attached to this report.
Section 9-Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits

Exhibit No.	Exhibit Description

99.1	Press release dated September 12, 2007, titled “ThermoGenesis Corp. Reports Fourth Quarter and Fiscal Year 2007 Results”

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THERMOGENESIS CORP.,
a Delaware Corporation

Dated: September 12, 2007	/s/ Matthew Plavan

Matthew Plavan,
Chief Financial Officer